EXHIBIT 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of E-Dispatch Inc. (the "Company") for the fiscal year ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roderick Macutay, certify, to my best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) on 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 10, 2010                    By: /s/ Roderick Macutay
                                          --------------------------------------
                                          Roderick Macutay, President, Treasurer
                                          and Director
                                          (Principal Executive Officer)